   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 2001


                                                      REGISTRATION NO. 333-48638
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 3

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             ADEPT TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           CALIFORNIA                           3559                             94-2900635
(STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL        (IRS EMPLOYER IDENTIFICATION
  INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)                   NUMBER)

                150 ROSE ORCHARD WAY, SAN JOSE, CALIFORNIA 95134
                                 (408) 432-0888
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                               BRIAN R. CARLISLE
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                             ADEPT TECHNOLOGY, INC.
                             150 ROSE ORCHARD WAY,
                           SAN JOSE, CALIFORNIA 95134
                                 (408) 432-0888
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

              KENNETH R. LAMB, ESQ.                                JOHN L. SAVVA, ESQ.
             MEG L. FITZPATRICK, ESQ.                             DAVID A. RIVERA, ESQ.
           GIBSON, DUNN & CRUTCHER LLP                             SULLIVAN & CROMWELL
              ONE MONTGOMERY STREET                               1870 EMBARCADERO ROAD
         SAN FRANCISCO, CALIFORNIA 94104                       PALO ALTO, CALIFORNIA 94303
                  (415) 393-8200                                      (650) 461-5600

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                              PROPOSED MAXIMUM      AGGREGATE OFFERING
 TITLE OF EACH CLASS OF SECURITIES        AMOUNT TO BE         OFFERING PRICE        PROPOSED MAXIMUM          AMOUNT OF
         TO BE REGISTERED                  REGISTERED           PER SHARE(1)             PRICE(1)         REGISTRATION FEE(2)
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value per
  share............................        2,300,000               $37.81              $92,822,340            $24,505.10
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) of the Securities Act of 1933 based on the average of the high and low sales prices of the common stock, as reported on the Nasdaq National Market on October 20, 2000.

(2) A fee of $24,505.10 for registration of 2,454,968 shares was previously paid.
                            ----------------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (No. 333-48638) is being filed with the Securities and Exchange Commission solely to remove a previously filed exhibit to the registration statement.


                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the costs and expenses payable in connection with the sale and distribution of the securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimates, except for the SEC registration fee and NASD filing fees:

                                                              AMOUNT TO
ITEM                                                           BE PAID
----                                                          ---------
SEC registration fee........................................  $ 24,506
Nasdaq filing fee...........................................    17,500
NASD filing fee.............................................     9,783
Accounting fees and expenses................................   175,000
Legal fees and expenses.....................................   400,000
Printing and engraving expenses.............................   150,000
Blue Sky fees and expenses..................................    20,000
Miscellaneous...............................................   103,211
                                                              --------
          Total.............................................  $900,000
                                                              ========

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     As permitted by Section 204(a) of the California General Corporation Law, our articles of incorporation eliminate a director's personal liability for monetary damages to Adept and its shareholders arising from a breach or alleged breach of the director's fiduciary duty, except for liability arising under Sections 310 and 316 of the California General Corporation Law or liability for
(i) acts or omissions that involve intentional misconduct or knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of Adept or its shareholders or that involve the absence of good faith on the part of the director, (iii) any transaction from which a director derived an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to Adept or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to Adept or its shareholders and (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to Adept or its shareholders. This provision does not eliminate the directors' duty of care, and in appropriate circumstances equitable remedies such as an injunction or other forms of nonmonetary relief would remain available under California law.

     Sections 204(a) and 317 of the California General Corporation Law authorize a corporation to indemnify its directors, officers, employees and other agents in terms sufficiently broad to permit indemnification (including reimbursement for expenses) under certain circumstances for liabilities arising under the Securities Act. Our articles of incorporation and bylaws contain provisions covering indemnification of corporate directors, officers and other agents against certain liabilities and expenses incurred as a result of proceedings involving such persons in their capacities as directors, officers, employees or agents, including proceedings under the Securities Act or the Securities Exchange Act of 1934, as amended. We have entered into indemnification agreements with our directors and executive officers.

     At present, there is no pending litigation or proceeding involving a director, officer, employee or other agent of Adept in which indemnification is being sought, nor are we aware of any threatened litigation that may result in a claim for indemnification by any director, officer, employee or other agent of us.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES

     On April 28, 2000, we purchased all of the outstanding shares of capital stock of Pensar Tucson, Inc., an Arizona corporation. In connection with the acquisition, we issued 100,000 shares of our common stock to the shareholders of Pensar valued at $11.75 per share which was the fair market value of our common stock at April 28, 2000. The shares were issued pursuant to exemptions by reason of Section 4(2) and Regulation D under the Securities Act of 1933. These sales were made in private transactions without general solicitation or advertising.

     On May 31, 2000, we completed the acquisition of NanoMotion Incorporated, a California corporation, in a stock for stock merger. In connection with the acquisition, we issued 600,000 shares of our common stock to the shareholders of NanoMotion valued at $21 per share which was the fair market value of our common stock at May 31, 2000. The shares were issued pursuant to exemptions by reason of Section 4(2) and Regulation D under the Securities Act of 1933. These sales were made in private transactions without general solicitation or advertising.

     In July 1999, we issued 720,008 shares of our common stock in connection with our acquisition of BYE/OASIS Engineering, Inc., a Texas corporation. We issued these shares pursuant to exemptions by reason of Section 4(2) and Regulation D under the Securities Act of 1933. These sales were made in private transactions without solicitation or advertising.

     On February 13, 1998, the Company acquired RoboElektronik GmbH through the issuance of 24,252 shares of the Company's common stock, which were exchanged for all of the outstanding capital stock of RoboElektronik. We issued these shares pursuant to exemptions by reason of Regulation S under the Securities Act. The Company obtained representations from the shareholders of RoboElektronik to the effect that each holder was not a "U.S. person" within the meaning of Regulation S. The offer of Company shares was made in an offshore transaction, and neither the Company, any distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing made any directed selling efforts with respect to the Company shares in the United States.

ITEM 16.  EXHIBITS

     (A) EXHIBITS


EXHIBIT
 NUMBER                           EXHIBIT TITLE
--------                          -------------
 1.1*      Form of Purchase Agreement.
 2.1       Share Purchase Agreement among Marc Tremblay, Alain Rivard,
           Eric St-Pierre, Pierre Boivin, 9044-0108 Quebec Inc.,
           Societe Innovatech Quebec et Chaudiere-Appalaches, Sofinov,
           Societe Financiere d'Innovation Inc., Business Development
           Bank of Canada, Christian Labbe, Patrick Murphy and certain other shareholders named therein, Adept Technology Canada
           Holding Co., and Registrant, dated July 21, 2000
           (incorporated by reference to Exhibit 2.1 to the
           Registrant's Current Report on Form 8-K/A filed with the
           Securities and Exchange Commission on October 25, 2000).+
 3.1       Amended and Restated Articles of Incorporation of the
           Registrant (incorporated by reference to Exhibit 3.1 to the
           Registrant's Registration Statement on Form S-1 (No.
           33-98816) (the "1995 Form S-1")).

EXHIBIT
 NUMBER                           EXHIBIT TITLE
--------                          -------------
 3.2*      Certificate of Amendment of Articles of Incorporation of the
           Registrant filed with the Secretary of State of California on November 17, 2000.
 3.3       Bylaws of the Registrant, as amended to date (incorporated by reference to Exhibit 3.2 to the Registrant's Annual
           Report on Form 10-K for the fiscal year ended June 30, 2000)
           (the "2000 Form 10-K")).
 4.1       Form of Stock Certificate (incorporated by reference to
           Exhibit 4.2 to the 1995 Form S-1).
 5.1*      Opinion of Gibson, Dunn & Crutcher LLP.
10.1**     1983 Stock Incentive Program, and form of agreements thereto
           (incorporated by reference to Exhibit 10.1 to the 1995 Form
           S-1).
10.2**     1993 Stock Plan as amended, and form of agreement thereto
           (incorporated by reference to Exhibit 4.1 to the
           Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 20,
           2000).
10.3**     1998 Employee Stock Purchase Plan as amended, and form of
           agreements thereto (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 20,
           2000).
10.4**     1995 Director Option Plan as amended, and form of agreement thereto (incorporated by reference to Exhibit 10.4 to the
           1997 Form 10-K).
10.5       Form of Indemnification Agreement between the Registrant and its officers and directors (incorporated by reference to
           Exhibit 10.5 to the 1995 Form S-1).
10.6       Office Building Lease between Registrant and Puente Hills
           Business Center II dated May 20, 1993 (incorporated by
           reference to Exhibit 10.6.2 to the 1995 Form S-1).
10.7**     Loan Payoff Plan dated August 3, 1993 between Registrant and
           Charles Duncheon (incorporated by reference to Exhibit 10.7 to the 1995 Form S-1).
10.8**     Promissory Note between Registrant and Charles Duncheon
           dated August 20, 1998 (incorporated by reference to Exhibit
           10.7.1 to the 1999 Form 10-K).
10.9**     Promissory Note between Registrant and Richard Casler dated
           April 16, 1999 (incorporated by reference to Exhibit 10.7.2 to the 1999 Form 10-K).
10.10**    Promissory Note between Registrant and Brian Carlisle dated
           May 7, 1999 (incorporated by reference to Exhibit 10.7.3 to the 1999 Form 10-K).
10.11**    Promissory Note between Registrant and Bruce Shimano dated
           May 7, 1999 (incorporated by reference to Exhibit 10.7.4 to the 1999 Form 10-K).
10.12**    Offer Letter between the Registrant and Marcy Alstott dated
           February 19, 1998, as amended (incorporated by reference to
           Exhibit 10.8 to the Registrant's Form 10-K for the fiscal
           year ended June 30, 1998 (the "1998 Form 10-K")).
10.13**    Promissory Note between Registrant and Marcy Alstott dated
           April 27, 1998 (incorporated by reference to Exhibit 10.8.1 to the 1998 Form 10-K).
10.14**    Offer Letter between the Registrant and Kathleen Fisher
           dated July 16, 1999 (incorporated by reference to Exhibit
           10.8.2 to the 1999 Form 10-K).
10.15**    Promissory Note between Registrant and Kathleen Fisher dated
           August 2, 1999 (incorporated by reference to Exhibit 10.8.3 to the 1999 Form 10-K).
10.16      Lease Agreement dated as of April 30, 1998 between the
           Registrant and the Joseph and Eda Pell Revocable Trust dated
           August 18, 1989 (incorporated by reference to Exhibit 10.9 to the 1998 Form 10-K).
10.17      Lease Agreement dated June 1, 1998 between the Registrant
           and Technology Centre Associates LLC for the premises
           located at 180 Rose Orchard Way, San Jose, California
           (incorporated by reference to Exhibit 10.10 to the 1998 Form
           10-K).

EXHIBIT
 NUMBER                           EXHIBIT TITLE
--------                          -------------
10.18      First Amendment to Lease Agreement dated June 1, 1998
           between the Registrant and Technology Centre Associates LLC dated July 31, 1998 (incorporated by reference to Exhibit
           10.10.1 to the 1998 Form 10-K).
10.19      Lease Agreement dated June 1, 1998 between Registrant and
           Technology Centre Associates LLC for the premises located at
           150 Rose Orchard Way, San Jose, California (incorporated by reference to Exhibit 10.2 to the Registrant's Form 10-Q for the fiscal quarter ended September 30, 2000 (the "2000 First
           Quarter Form 10-Q")).
10.20      Second Amendment to Lease Agreement dated March 31, 2000
           between Registrant and Technology Centre Associates LLC
           dated July 31, 1998 (incorporated by reference to Exhibit
           10.23 to the 2000 Form 10-K).
10.21      First Addendum to Lease Agreement dated August 18, 1999
           between Registrant and Joseph and Eda Pell Revocable Trust dated August 18, 1989 (incorporated by reference to Exhibit
           10.24 to the 2000 Form 10-K).
10.22      Lease Agreement dated April 28, 2000 between Registrant and
           Michael and Diane Edwards for premises located in Tucson,
           Arizona (incorporated by reference to Exhibit 10.25 to the
           2000 Form 10-K).
10.23      Lease Agreement dated May 19, 2000 between NanoMotion Inc.
           and United Insurance Co. of America for premises located at
           Santa Barbara, California (incorporated by reference to
           Exhibit 10.26 to the 2000 Form 10-K).
10.24***   Agreement between Registrant and Altron Systems Corporation
           (acquired by Sanmina Corporation) dated January 30, 1998
           (incorporated by reference to Exhibit 10.27 to the 2000 Form
           10-K).
10.25      Agreement between Registrant and Ramix Incorporated dated
           October 27, 1998 (incorporated by reference to Exhibit 10.28 to the 2000 Form 10-K).
10.26      Robot Module Purchase and Service Agreement between
           Registrant and NSK Corporation dated January 19, 1995
           (incorporated by reference to Exhibit 10.29 to the 2000 Form
           10-K).
10.27      Removed.
10.28***   Original Equipment Manufacturer Agreement between Registrant and Hirata Corporation dated January 31, 1995 (incorporated by reference to Exhibit 10.31 to the 2000 Form 10-K).
10.29***   Original Equipment Manufacturing Agreement between
           Registrant and Samsung Electronics Co., LTD dated February
           26, 1999 (incorporated by reference to Exhibit 10.32 to the
           2000 Form 10-K).
10.30***   Sublicense Agreement between SILMA Division of Registrant
           and Adept Japan Co., LTD dated September 26, 2000
           (incorporated by reference to Exhibit 10.33 to the 2000 Form
           10-K).
10.31***   Original Equipment Manufacturing Agreement between
           Registrant and Yaskawa Electric Corp. dated August 29, 2000
           (incorporated by reference to Exhibit 10.34 to the 2000 Form
           10-K).
10.32      Industrial R&D Lease Agreement dated October 31, 2000
           between Registrant and Tri-Valley Campus I, LLC for premises located at Livermore, California (incorporated by reference to Exhibit 10.1 to the 2000 First Quarter Form 10-Q).
10.33      Amendment No. 1 dated September 9, 1997 to Office Building
           Lease between Registrant and Puente Hills Business Center II dated May 20, 1993 (incorporated by reference to Exhibit
           10.3 to the 2000 First Quarter Form 10-Q).
10.34      Amendment No. 2 dated June 17, 1998 to Office Building Lease between Registrant and Puente Hills Business Center II dated
           May 20, 1993 (incorporated by reference to Exhibit 10.4 to the 2000 First Quarter Form 10-Q).

EXHIBIT
 NUMBER                           EXHIBIT TITLE
--------                          -------------
21.1       Subsidiaries of the Registrant (incorporated by reference to
           Exhibit 21.1 to the 2000 Form 10-K).
23.1*      Consent of Independent Auditors regarding Adept Technology,
           Inc.
23.2*      Consent of Independent Auditors regarding HexaVision
           Technologies Inc.
23.3*      Consent of Gibson, Dunn & Crutcher LLP (included in their
           opinion filed as Exhibit 5.1).
24.1*      Power of Attorney.


---------------
  + Schedules have been omitted and will be provided to the SEC upon request.


  *Previously filed.


 ** Management contract or compensatory plan or arrangement.

*** Confidential treatment has been requested as to certain portions of this exhibit. An unredacted version of this exhibit has been filed separately with the SEC.

     (B) FINANCIAL STATEMENT SCHEDULES

     The following financial statement schedule is filed with Part II of herein:

     Schedule II -- Valuation and Qualifying Accounts.

     Additional schedules are not required under the related schedule instructions or are inapplicable, and therefore have been omitted.

ITEM 17.  UNDERTAKINGS.

     A. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of Adept pursuant to the foregoing provisions, or otherwise, Adept has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Adept of expenses incurred or paid by a director, officer, or controlling person of Adept in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Adept will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     B.  Adept hereby undertakes that:

        (1) For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by Adept pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective.

        (2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                             ADEPT TECHNOLOGY, INC.

                       VALUATION AND QUALIFYING ACCOUNTS

                                                              ADDITIONS
                                             BALANCE AT       CHARGED TO                        BALANCE AT
                                             BEGINNING        COSTS AND                           END OF
DESCRIPTION                                  OF PERIOD         EXPENSES        DEDUCTIONS(1)      PERIOD
-----------                                  ----------       ----------       -------------    ----------
                                                                     (IN THOUSANDS)
Year ended June 30, 1998:
  Allowance for doubtful accounts..........     $459             $346              $343            $462
Year ended June 30, 1999:
  Allowance for doubtful accounts..........      462              389               135             716
Year ended June 30, 2000:
  Allowance for doubtful accounts..........      716              516               595             637

---------------
(1) Includes write offs net of recoveries.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Jose, State of California on February 13, 2001


                                          ADEPT TECHNOLOGY, INC.

                                          By: /s/   BRIAN R. CARLISLE
                                            ------------------------------------
                                                     Brian R. Carlisle
                                                 Chairman of the Board and
                                                  Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                    SIGNATURES                                    TITLE                     DATE
                    ----------                                    -----                     ----
              /s/ BRIAN R. CARLISLE*                 Chairman of the Board and Chief  February 13, 2001
---------------------------------------------------    Executive Officer (Principal
                 Brian R. Carlisle                     Executive Officer)

               /s/ MICHAEL W. OVERBY                 Vice President, Finance and      February 13, 2001
---------------------------------------------------    Chief Financial Officer
                 Michael W. Overby                     (Principal Financial Officer
                                                       and Principal Accounting
                                                       Officer)

               /s/ BRUCE E. SHIMANO*                 Vice President, Research and     February 13, 2001
---------------------------------------------------    Development, Secretary and
                 Bruce E. Shimano                      Director

              /s/ RONALD E. F. CODD*                 Director                         February 13, 2001
---------------------------------------------------
                 Ronald E. F. Codd

               /s/ MICHAEL P. KELLY*                 Director                         February 13, 2001
---------------------------------------------------
                 Michael P. Kelly

                 /s/ CARY R. MOCK*                   Director                         February 13, 2001
---------------------------------------------------
                   Cary R. Mock

               /s/ JOHN E. POMEROY*                  Director                         February 13, 2001
---------------------------------------------------
                  John E. Pomeroy

            *By: /s/ MICHAEL W. OVERBY
   ---------------------------------------------
                 Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
 NUMBER                           EXHIBIT TITLE
--------                          -------------
 1.1*      Form of Purchase Agreement.
 2.1       Share Purchase Agreement among Marc Tremblay, Alain Rivard,
           Eric St-Pierre, Pierre Boivin, 9044-0108 Quebec Inc.,
           Societe Innovatech Quebec et Chaudiere-Appalaches, Sofinov,
           Societe Financiere d'Innovation Inc., Business Development
           Bank of Canada, Christian Labbe, Patrick Murphy and certain other shareholders named therein, Adept Technology Canada
           Holding Co., and Registrant, dated July 21, 2000
           (incorporated by reference to Exhibit 2.1 to the
           Registrant's Current Report on Form 8-K/A filed with the
           Securities and Exchange Commission on October 25, 2000).+
 3.1       Amended and Restated Articles of Incorporation of the
           Registrant (incorporated by reference to Exhibit 3.1 to the
           Registrant's Registration Statement on Form S-1 (No.
           33-98816) (the "1995 Form S-1")).
 3.2*      Certificate of Amendment of Articles of Incorporation of the
           Registrant filed with the Secretary of State of California on November 17, 2000.
 3.3       Bylaws of the Registrant, as amended to date (incorporated by reference to Exhibit 3.2 to the Registrant's Annual
           Report on Form 10-K for the fiscal year ended June 30, 2000)
           (the "2000 Form 10-K")).
 4.1       Form of Stock Certificate (incorporated by reference to
           Exhibit 4.2 to the 1995 Form S-1).
 5.1*      Opinion of Gibson, Dunn & Crutcher LLP.
10.1**     1983 Stock Incentive Program, and form of agreements thereto
           (incorporated by reference to Exhibit 10.1 to the 1995 Form
           S-1).
10.2**     1993 Stock Plan as amended, and form of agreement thereto
           (incorporated by reference to Exhibit 4.1 to the
           Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 20,
           2000).
10.3**     1998 Employee Stock Purchase Plan as amended, and form of
           agreements thereto (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 20,
           2000).
10.4**     1995 Director Option Plan as amended, and form of agreement thereto (incorporated by reference to Exhibit 10.4 to the
           1997 Form 10-K).
10.5       Form of Indemnification Agreement between the Registrant and its officers and directors (incorporated by reference to
           Exhibit 10.5 to the 1995 Form S-1).
10.6       Office Building Lease between Registrant and Puente Hills
           Business Center II dated May 20, 1993 (incorporated by
           reference to Exhibit 10.6.2 to the 1995 Form S-1).
10.7**     Loan Payoff Plan dated August 3, 1993 between Registrant and
           Charles Duncheon (incorporated by reference to Exhibit 10.7 to the 1995 Form S-1).
10.8**     Promissory Note between Registrant and Charles Duncheon
           dated August 20, 1998 (incorporated by reference to Exhibit
           10.7.1 to the 1999 Form 10-K).
10.9**     Promissory Note between Registrant and Richard Casler dated
           April 16, 1999 (incorporated by reference to Exhibit 10.7.2 to the 1999 Form 10-K).
10.10**    Promissory Note between Registrant and Brian Carlisle dated
           May 7, 1999 (incorporated by reference to Exhibit 10.7.3 to the 1999 Form 10-K).
10.11**    Promissory Note between Registrant and Bruce Shimano dated
           May 7, 1999 (incorporated by reference to Exhibit 10.7.4 to the 1999 Form 10-K).

EXHIBIT
 NUMBER                           EXHIBIT TITLE
--------                          -------------
10.12**    Offer Letter between the Registrant and Marcy Alstott dated
           February 19, 1998, as amended (incorporated by reference to
           Exhibit 10.8 to the Registrant's Form 10-K for the fiscal
           year ended June 30, 1998 (the "1998 Form 10-K")).
10.13**    Promissory Note between Registrant and Marcy Alstott dated
           April 27, 1998 (incorporated by reference to Exhibit 10.8.1 to the 1998 Form 10-K).
10.14**    Offer Letter between the Registrant and Kathleen Fisher
           dated July 16, 1999 (incorporated by reference to Exhibit
           10.8.2 to the 1999 Form 10-K).
10.15**    Promissory Note between Registrant and Kathleen Fisher dated
           August 2, 1999 (incorporated by reference to Exhibit 10.8.3 to the 1999 Form 10-K).
10.16      Lease Agreement dated as of April 30, 1998 between the
           Registrant and the Joseph and Eda Pell Revocable Trust dated
           August 18, 1989 (incorporated by reference to Exhibit 10.9 to the 1998 Form 10-K).
10.17      Lease Agreement dated June 1, 1998 between the Registrant
           and Technology Centre Associates LLC for the premises
           located at 180 Rose Orchard Way, San Jose, California
           (incorporated by reference to Exhibit 10.10 to the 1998 Form
           10-K).
10.18      First Amendment to Lease Agreement dated June 1, 1998
           between the Registrant and Technology Centre Associates LLC dated July 31, 1998 (incorporated by reference to Exhibit
           10.10.1 to the 1998 Form 10-K).
10.19      Lease Agreement dated June 1, 1998 between Registrant and
           Technology Centre Associates LLC for the premises located at
           150 Rose Orchard Way, San Jose, California (incorporated by reference to Exhibit 10.2 to the Registrant's Form 10-Q for the fiscal quarter ended September 30, 2000 (the "2000 First
           Quarter Form 10-Q")).
10.20      Second Amendment to Lease Agreement dated March 31, 2000
           between Registrant and Technology Centre Associates LLC
           dated July 31, 1998 (incorporated by reference to Exhibit
           10.23 to the 2000 Form 10-K).
10.21      First Addendum to Lease Agreement dated August 18, 1999
           between Registrant and Joseph and Eda Pell Revocable Trust dated August 18, 1989 (incorporated by reference to Exhibit
           10.24 to the 2000 Form 10-K).
10.22      Lease Agreement dated April 28, 2000 between Registrant and
           Michael and Diane Edwards for premises located in Tucson,
           Arizona (incorporated by reference to Exhibit 10.25 to the
           2000 Form 10-K).
10.23      Lease Agreement dated May 19, 2000 between NanoMotion Inc.
           and United Insurance Co. of America for premises located at
           Santa Barbara, California (incorporated by reference to
           Exhibit 10.26 to the 2000 Form 10-K).
10.24***   Agreement between Registrant and Altron Systems Corporation
           (acquired by Sanmina Corporation) dated January 30, 1998
           (incorporated by reference to Exhibit 10.27 to the 2000 Form
           10-K).
10.25      Agreement between Registrant and Ramix Incorporated dated
           October 27, 1998 (incorporated by reference to Exhibit 10.28 to the 2000 Form 10-K).
10.26      Robot Module Purchase and Service Agreement between
           Registrant and NSK Corporation dated January 19, 1995
           (incorporated by reference to Exhibit 10.29 to the 2000 Form
           10-K).
10.27      Removed.
10.28***   Original Equipment Manufacturer Agreement between Registrant and Hirata Corporation dated January 31, 1995 (incorporated by reference to Exhibit 10.31 to the 2000 Form 10-K).

EXHIBIT
 NUMBER                           EXHIBIT TITLE
--------                          -------------
10.29***   Original Equipment Manufacturing Agreement between
           Registrant and Samsung Electronics Co., LTD dated February
           26, 1999 (incorporated by reference to Exhibit 10.32 to the
           2000 Form 10-K).
10.30***   Sublicense Agreement between SILMA Division of Registrant
           and Adept Japan Co., LTD dated September 26, 2000
           (incorporated by reference to Exhibit 10.33 to the 2000 Form
           10-K).
10.31***   Original Equipment Manufacturing Agreement between
           Registrant and Yaskawa Electric Corp. dated August 29, 2000
           (incorporated by reference to Exhibit 10.34 to the 2000 Form
           10-K).
10.32      Industrial R&D Lease Agreement dated October 31, 2000
           between Registrant and Tri-Valley Campus I, LLC for premises located at Livermore, California (incorporated by reference to Exhibit 10.1 to the 2000 First Quarter Form 10-Q).
10.33      Amendment No. 1 dated September 9, 1997 to Office Building
           Lease between Registrant and Puente Hills Business Center II dated May 20, 1993 (incorporated by reference to Exhibit
           10.3 to the 2000 First Quarter Form 10-Q).
10.34      Amendment No. 2 dated June 17, 1998 to Office Building Lease between Registrant and Puente Hills Business Center II dated
           May 20, 1993 (incorporated by reference to Exhibit 10.4 to the 2000 First Quarter Form 10-Q).
21.1       Subsidiaries of the Registrant (incorporated by reference to
           Exhibit 21.1 to the 2000 Form 10-K).
23.1*      Consent of Independent Auditors regarding Adept Technology,
           Inc.
23.2*      Consent of Independent Auditors regarding HexaVision
           Technologies Inc.
23.3*      Consent of Gibson, Dunn & Crutcher LLP (included in their
           opinion filed as Exhibit 5.1).
24.1*      Power of Attorney.


---------------
  + Schedules have been omitted and will be provided to the SEC upon request.


  *Previously filed.


 ** Management contract or compensatory plan or arrangement.

*** Confidential treatment has been requested as to certain portions of this exhibit. An unredacted version of this exhibit has been filed separately with the SEC.